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                                                         Exhibit Index at page 4

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2005

                               GENESEE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

NEW YORK                            0-1653                   16-0445920
----------------------------        ------------             -------------------
(State or other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

600 Powers Building, 16 West Main Street,  Rochester, New York        14614
--------------------------------------------------------------        ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (585) 454-1250

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                      -2-

Item 1.01.       Entry Into a Material Definitive Agreement.

      Genesee Corporation's (the "Corporation") brewing and foods businesses were self-insured for workers compensation claims between August 25, 1992 and October 10, 2001. The Corporation retained this liability after those businesses were sold in December 2000 and October 2001, respectively. On July 21, 2005, the Corporation purchased a New York workers compensation insurance policy from Safety National Casualty Corporation, a New York State approved insurance carrier, for $2.36 million plus approximately $40,000 in adjustments which will be made over the next several months. With the purchase of this policy, which is effective June 1, 2005, the payment of $50,000 in claim payments and assessments paid prior to July 21st, and the payment of $50,000 to the New York State Workers Compensation Board for pre-June 1, 2005 assessments, the Corporation has been completely relieved of its New York self-insured workers compensation status, the related financial obligations to claimants, and the statutorily required financial assurance for those obligations as well as any future assessments. The purchase of the policy was funded by release to the Corporation of the $2,416,000 in restricted cash which had secured the Corporation's letter of credit which was posted to satisfy the workers compensation financial assurance requirement.

Item 9.01(c).    Financial Statements and Exhibits.

      The Exhibit Index attached hereto is incorporated in this Item 9.01(c) as if fully set forth herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Genesee Corporation

Date: July 26, 2005          By /s/ Steven M. Morse
                                ------------------------------------------------
                             Steven M. Morse, President, Treasurer and Secretary

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                  DOCUMENT DESCRIPTION                                PAGE
--------------                  --------------------                                -----
EXHIBIT 10-1     WORKERS COMPENSATION AND EMPLOYERS LIABILITY                         5
                 INSURANCE POLICY DATED JULY 21, 2005 ISSUED BY SAFETY
                 NATIONAL CASUALTY CORPORATION.